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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 24, 2003

                        Integrated Silicon Solution, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    000-23084                  77-0199971
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                                2231 Lawson Lane
                             Santa Clara, California
                                      95054
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 588-0800

          (Former name or former address, if changed since last report)

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                                TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits.

Item 9. Regulation FD Disclosure

SIGNATURES

INDEX TO EXHIBITS

EXHIBIT 99.1


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Item 7. Financial Statements and Exhibits

      (c) Exhibits.

      99.1 Press Release dated July 24, 2003

Item 9. Regulation FD Disclosure

      The press release filed as an exhibit to this report is being furnished under Item 12 (Furnishing of Earnings Releases) as contemplated by SEC Release Nos. 33-8176 and 33-8216


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INTEGRATED SILICON SOLUTION, Inc.

Date:  July 24, 2003                          /s/ GARY L. FISCHER
                                              ----------------------------------
                                              Gary L. Fischer
                                              President, Chief Operating Officer
                                              and Chief Financial Officer


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                                INDEX TO EXHIBITS

99.1        Press Release dated July 24, 2003